EXHIBIT 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of October 24, 2017 (this “Amendment”), modifies that certain Second Amended and Restated Loan and Security Agreement, dated as of March 21, 2011 (as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 25, 2012, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2013, as further amended by that certain Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of January 15, 2016, as further amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of August 15, 2016, as further amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 28, 2017, and as may be further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan and Security Agreement”), among THE BON-TON DEPARTMENT STORES, INC., a Pennsylvania corporation (“Bon-Ton”), CARSON PIRIE SCOTT II, INC., a Florida corporation (“CPS II”), BON-TON DISTRIBUTION, LLC, an Illinois limited liability company (“Distribution”), MCRIL, LLC, a Virginia limited liability company (“McRIL”), BONSTORES REALTY ONE, LLC, a Delaware limited liability company (“BR1LLC”), BONSTORES REALTY TWO, LLC, a Delaware limited liability company (“BR2LLC” and, together with Bon-Ton, CPS II, Distribution, McRIL, BR1LLC and any other person from time to time a borrower thereunder, collectively, the “Borrowers”), each of the other Obligors party thereto, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for the Lenders (in such capacity, the “Agent”), Bank of America and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as co-collateral agents (in such capacity, the “Co-Collateral Agents”), CRYSTAL FINANCIAL LLC, acting as the documentation agent for the Tranche A-1 Lenders (in such capacity, the “Tranche A-1 Documentation Agent”), and the other parties thereto.  Capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Loan and Security Agreement, as amended by this Amendment.
W I T N E S E T H:
A.           The Borrowers have requested that the Agent and the Lenders agree to amend certain of the terms and provisions of the Loan and Security Agreement, as specifically set forth in this Amendment.
B.            The undersigned Lenders and the Agent are prepared to amend the Loan and Security Agreement as described in this Amendment, subject to the conditions and in reliance on the representations set forth in this Amendment.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.             Amendments to Loan and Security Agreement.
(a)           Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by restating the following definition in its entirety as follows:
“FCCR Trigger Event” - (a) from the Sixth Amendment Closing Date through December 2, 2017, the failure of the Borrowers to maintain Excess Availability, at any time, at least equal to 15% of the lesser of (i) the aggregate Commitments at such time and (ii) the Aggregate Borrowing Base at such time, and (b) from and after December 3, 2017, the failure of the Borrowers to maintain Excess Availability, at any time, at least equal to the greater of (i) 20% of the lesser of (A) the aggregate Commitments at such time and (B) the Aggregate Borrowing Base at such time and (ii) $132,500,000.  For purposes of this Loan Agreement, the occurrence of a FCCR Trigger Event shall be deemed continuing until Excess Availability has at least equaled $132,500,000, or 15% or 20% of the lesser of (x) the aggregate Commitments at such time and (y) the Aggregate Borrowing Base at such time (as applicable pursuant to the immediately preceding sentence), in which case a FCCR Trigger Event shall no longer be deemed to be continuing for purposes of this Loan Agreement (it being understood and agreed that any Default under Section 10.3.2 hereof shall continue until affirmatively waived in accordance with Section 14.1.1 hereof).  For certainty, the termination of any FCCR Trigger Event shall not preclude a subsequent FCCR Trigger Event from occurring.
(b)          Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
“Cash Flow Forecast” - a rolling 13-week cash flow forecast prepared by the Obligors in good faith based on assumptions the Obligors believe to be reasonable, which shall include a weekly cash forecast and projections of cash receipts, disbursements (including ordinary course operating expenses, Capital Expenditures, asset sales, fees and expenses) and total available liquidity (including forecasts of the Tranche A Borrowing Base, the Tranche A-1 Borrowing Base, and Excess Availability), and which is otherwise in form and substance acceptable to the Agent.
“Consenting Tranche A Lender” - a Tranche A Lender which has executed and delivered the Sixth Amendment on the Sixth Amendment Closing Date.
“Consenting Tranche A-1 Lender” - a Tranche A-1 Lender which has executed and delivered the Sixth Amendment on the Sixth Amendment Closing Date.
“Make-Whole Amount” - the result of (a) all interest on the portion of the Tranche A-1 Revolver Loans prepaid, deemed to be prepaid, or required to be prepaid that would otherwise have accrued and been due within the twelve month period following the date of such prepayment (calculated based on the per annum interest rate (including, for the avoidance of doubt, Applicable Margin) applicable to the Tranche A-1 Revolver Loans on the date of such prepayment), minus (b) actual cash payments of interest on such portion of the Tranche A-1 Revolver Loans paid by the Borrowers from the Sixth Amendment Closing Date through the date of such prepayment.
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“Sixth Amendment” - the Sixth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of the Sixth Amendment Closing Date.
“Sixth Amendment Closing Date” - October 24, 2017.
“Specified Tranche A-1 Prepayment Premium” - in connection with any Tranche A-1 Prepayment Premium Trigger Event, (a) if such Tranche A-1 Prepayment Premium Trigger Event occurs on or prior to the second year anniversary of the Sixth Amendment Closing Date, the greater of (i) the Make-Whole Amount and (ii) two percent (2%) of the amount of Tranche A-1 Revolver Loans prepaid, deemed to be prepaid, or required to be prepaid (including, without limitation, as a result of the automatic acceleration of the Tranche A-1 Revolver Loans as a result of the occurrence of an Event of Default specified in Section 11.1(k) hereof) in connection therewith and (b) thereafter, zero percent (0%).
“Tranche A Prepayment Premium” - in connection with any Tranche A Prepayment Premium Trigger Event, (a) if such Tranche A Prepayment Premium Trigger Event occurs on or prior to the second year anniversary of the Sixth Amendment Closing Date, one percent (1%) of the aggregate amount of the Tranche A Revolver Commitments (or, in the case of a partial termination thereof, the aggregate amount of such terminated portion thereof) as in effect immediately prior to such Tranche A Prepayment Premium Trigger Event (including, without limitation, immediately prior to any termination of the Tranche A Revolver Commitments as a result of the occurrence of an Event of Default hereunder) and (b) thereafter, zero percent (0%).
“Tranche A Prepayment Premium Trigger Event” - the occurrence of any of the following:
(a)          the termination of all or any portion of the Tranche A Revolver Commitments for any reason, whether before or after (i) the occurrence of any Event of Default or (ii) the commencement of any Insolvency Proceeding;
(b)          the acceleration of the Tranche A Revolver Loans for any reason, including, without limitation, acceleration in accordance with Section 11.2, and including, without limitation, as a result of the commencement of an Insolvency Proceeding;
(c)          the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of the Tranche A Revolver Loans in any Insolvency Proceeding or the making of a distribution of any kind in any Insolvency Proceeding to the Agent, for the account of the Tranche A Lenders in full or partial satisfaction of the Tranche A Revolver Loans; or
(d)          the termination of this Loan Agreement for any reason.
If any Tranche A Prepayment Premium Trigger Event described in the foregoing clauses (b) through (d) occurs, then, solely for purposes of calculating the Tranche A Prepayment Premium due and payable in connection therewith, the entire amount of the
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Tranche A Revolver Commitments shall be deemed to have been terminated on the date on which such Tranche A Prepayment Premium Trigger Event occurs.
(c)           Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by changing the percentage “20%” contained in the definitions of “Tranche A Borrowing Base” and “Tranche A-1 Borrowing Base” and substituting in lieu thereof the percentage “12.5%”.
(d)           Section 3.2 (Fees) of the Loan and Security Agreement is hereby amended by adding the following new sections thereto:
            3.2.5.          Specified Tranche A-1 Prepayment Premium.  Notwithstanding anything to the contrary contained herein, upon the occurrence of any Tranche A-1 Prepayment Premium Trigger Event, on the effective date of the prepayment or deemed prepayment in connection therewith, the Borrowers shall pay to Agent, for the Pro Rata benefit of the Consenting Tranche A-1 Lenders, in lieu of the Tranche A-1 Prepayment Premium otherwise payable to the Consenting Tranche A-1 Lenders, an amount equal to the applicable Specified Tranche A-1 Prepayment Premium with respect to such Tranche A-1 Prepayment Premium Trigger Event.  Any Specified Tranche A-1 Prepayment Premium payable in accordance with this Section 3.2.5 shall be presumed to be equal to the liquidated damages sustained by the Consenting Tranche A-1 Lenders as the result of the occurrence of the applicable Tranche A-1 Prepayment Premium Trigger Event, and the Borrowers agree that they are reasonable under the circumstances currently existing.  The Specified Tranche A-1 Prepayment Premium, if any, shall also be payable in the event the Tranche A-1 Revolver Loans (and/or this Loan Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means.  THE BORROWERS EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING SPECIFIED TRANCHE A-1 PREPAYMENT PREMIUM IN CONNECTION WITH ANY ACCELERATION OF THE TRANCHE A-1 REVOLVER LOANS.  The Borrowers expressly agree that (a) the Specified Tranche A-1 Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (b) the Specified Tranche A-1 Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made, (c) there has been a course of conduct between Tranche A-1 Lenders and the Borrowers giving specific consideration in this transaction for such agreement to pay the Specified Tranche A-1 Prepayment Premium, (d) the Borrowers shall be estopped hereafter from claiming differently than as agreed to in this Section 3.2.5, (e) their agreement to pay the Specified Tranche A-1 Prepayment Premium is a material inducement to the Consenting Tranche A-1 Lenders to enter into the Sixth Amendment, and (f) the Specified Tranche A-1 Prepayment Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Consenting Tranche A-1 Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Tranche A-1 Lenders or profits lost by the Consenting Tranche A-1 Lenders as a result of such Tranche A-1 Prepayment Premium Trigger Event.  No Lender that is not a Consenting Tranche A-1 Lender shall be entitled to the Specified Tranche A-1 Prepayment Premium.
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3.2.6.          Tranche A Prepayment Premium.  Upon the occurrence of any Tranche A Prepayment Premium Trigger Event, on the effective date of the termination or reduction of the Tranche A Revolver Commitments in connection therewith, the Borrowers shall pay to Agent, for the Pro Rata benefit of the Consenting Tranche A Lenders, an amount equal to the applicable Tranche A Prepayment Premium with respect to such Tranche A Prepayment Premium Trigger Event.  Any Tranche A Prepayment Premium payable in accordance with this Section 3.2.6 shall be presumed to be equal to the liquidated damages sustained by the Consenting Tranche A Lenders as the result of the occurrence of the applicable Tranche A Prepayment Premium Trigger Event, and the Borrowers agree that they are reasonable under the circumstances currently existing.  The Tranche A Prepayment Premium, if any, shall also be payable in the event the Tranche A Revolver Loans (and/or this Loan Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means.  THE BORROWERS EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING TRANCHE A PREPAYMENT PREMIUM IN CONNECTION WITH ANY TERMINATION OR REDUCTION OF THE TRANCHE A REVOLVER COMMITMENTS.  The Borrowers expressly agree that (a) the Tranche A Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (b) the Tranche A Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made, (c) there has been a course of conduct between Tranche A Lenders and the Borrowers giving specific consideration in this transaction for such agreement to pay the Tranche A Prepayment Premium, (d) the Borrowers shall be estopped hereafter from claiming differently than as agreed to in this Section 3.2.6, (e) their agreement to pay the Tranche A Prepayment Premium is a material inducement to the Consenting Tranche A Lenders to enter into the Sixth Amendment, and (f) the Tranche A Prepayment Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Tranche A Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Consenting Tranche A Lenders or profits lost by the Consenting Tranche A Lenders as a result of such Tranche A Prepayment Premium Trigger Event.  No Lender that is not a Consenting Tranche A Lender shall be entitled to the Tranche A Prepayment Premium.
3.2.7.          Agreement Regarding Specified Tranche A-1 Prepayment Premium and Tranche A Prepayment Premium.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrowers, the Consenting Tranche A-1 Lenders and the Consenting Tranche A Lenders agree among themselves that the Specified Tranche A-1 Prepayment Premium and the Tranche A Prepayment Premium shall (i) constitute Obligations hereunder and under the other Loan Documents and shall be secured by the Collateral, (ii) subject to the proviso to this sentence, shall be payable and paid from proceeds of Collateral received by the Agent, any Secured Party or the Obligors after application of such proceeds to all other Obligations, and (iii) subject to the proviso to this sentence, shall constitute pari passu claims against the Borrowers, such that such amounts shall be paid on a pro rata basis amount among the Consenting Tranche A-1 Lenders and Consenting Tranche A Lenders, based upon the respective outstanding amounts of Specified Tranche A-1 Prepayment Premium and Tranche A
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Prepayment Premium owed to such Lenders; provided that the portion (if any) of the Specified Tranche A-1 Prepayment Premium that would have constituted the Tranche A-1 Prepayment Premium payable to the Consenting Tranche A-1 Lenders (but for the operation of Section 3.2.5 which provides that the Specified Tranche A-1 Prepayment Premium is payable to such Lenders in lieu of the Tranche A-1 Prepayment Premium) shall be payable in the order and priority set forth in this Loan Agreement (including Section 5.5) with respect to the Tranche A-1 Prepayment Premium.
(e)          Section 8.1 (Borrowing Base Certificates) of the Loan and Security Agreement is hereby amended by restating such section in its entirety as follows:
8.1          Borrowing Base Certificates.  The Borrowers shall deliver to Agent and each Co-Collateral Agent (and Agent shall promptly deliver same to Lenders) (a) at all times prior to (x) the occurrence and during the continuation of an Event of Default or (y) the first date on which Excess Availability for five consecutive Business Days is less than the greater of (i) $65,000,000 or (ii) 12.5% of the lesser of (A) the aggregate Commitments at such time and (B) the Aggregate Borrowing Base at such time (an “Accelerated Borrowing Base Reporting Event”), not later than the twelfth (12th) Business Day after the immediately preceding fiscal month end, a Borrowing Base Certificate prepared as of the close of business of the previous month and (b) at all times after the commencement and during the continuation of an Accelerated Borrowing Base Reporting Event, not later than the last Business Day of each week, a Borrowing Base Certificate prepared as of the close of business on the preceding Saturday, with such weekly Borrowing Base Certificates (other than those coinciding with a month end) updated for purchases and sales of Inventory from the prior week in a manner consistent with the past practices of the Obligors and reasonably approved by Agent and each Co-Collateral Agent; provided that at such time as, in the case of clause (x) above, all Events of Default have been waived or remedied in accordance with the terms of the Loan Documents and, in the case of clause (y) above, the date that Excess Availability for a period of 60 consecutive calendar days exceeds the greater of (1) $65,000,000 or (2) 12.5% of the lesser of (I) the aggregate Commitments at such time and (II) the Aggregate Borrowing Base at such time, then the Borrowers shall deliver the Borrowing Base Certificate pursuant to clause (a) above.  The Borrowers may elect, pursuant to a written irrevocable notice to the Agent, to deliver Borrowing Base Certificates on a weekly basis at any time during a Fiscal Year, provided that the Borrowers shall continue to furnish Borrowing Base Certificates on a weekly basis from the date of such election through January 15 of the Fiscal Year in which such election was made.  Notwithstanding the foregoing, after the Sixth Amendment Closing Date through and including the week ending March 3, 2018, the Borrowers shall deliver to the Agent and each Co-Collateral Agent (and the Agent shall promptly deliver same to Lenders), not later than the last Business Day of each week, a Borrowing Base Certificate prepared as of the close of business on the preceding Saturday, with such weekly Borrowing Base Certificates (other than those coinciding with a month end) updated for purchases and sales of Inventory from the prior week in a manner consistent with the past practices of the Obligors and reasonably approved by Agent and each Co-Collateral Agent.  All calculations of Excess Availability and the Tranche A-1 Utilization Amount in any Borrowing Base Certificate shall originally be made by Borrower Agent and certified by a Senior Officer of the
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Borrower Agent (with such certification to be in such Person’s capacity as a Senior Officer of the Borrower Agent and not in such Person’s individual capacity), provided that Agent may from time to time review and adjust any such calculation (a) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Dominion Accounts or otherwise; (b) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (c) to the extent the calculation is not made in accordance with this Loan Agreement or does not accurately reflect the Availability Reserve.
(f)           Section 10.1 (Affirmative Covenants) of the Loan and Security Agreement is hereby amended by inserting the following new sections in the appropriate numerical order:
10.1.16          Advisors; Cooperation with Advisors.
(a)          Retain (i) a financial advisor, which financial advisor shall be reasonably acceptable to Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent (the “Financial Advisor”) and (ii) a restructuring advisor, which restructuring advisor shall be reasonably acceptable to Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent (the “Restructuring Advisor”, and together with the Financial Advisor, each an “Obligor Advisor” and collectively, the “Obligor Advisors”).  The retention of each Obligor Advisor shall be on terms and conditions (including as to scope of engagement) reasonably satisfactory to the Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent.  The Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent hereby confirm that, as of the Sixth Amendment Closing Date, the existing engagements of (i) Alix Partners LLP as the Financial Advisor and (ii) PJT Partners Inc. as the Restructuring Advisor satisfy the applicable requirements set forth in this Section 10.1.16(a).  The Obligor Advisors shall be retained by and at the sole cost and expense of the Obligors and solely on behalf of Obligors at all times;
(b)          Fully cooperate with the Obligor Advisors (including, without limitation, in connection with the preparation of the Cash Flow Forecast and related reporting).  The Obligors hereby (i) authorize the Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent (or their respective agents or advisors) to communicate directly with the Obligor Advisors regarding any and all matters related to the Obligors and their Affiliates, including, without limitation, all financial reports and projections developed, reviewed or verified by the Obligor Advisors and all additional information, reports and statements reasonably requested by the Agent, any Co-Collateral Agent or the Tranche A-1 Documentation Agent, including, without limitation, as provided in Section 10.1.2(m) of this Loan Agreement, and (ii) authorize and direct each Obligor Advisor to provide the Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent (or their respective agents or advisors) with copies of reports and other information or materials prepared or reviewed by such Obligor Advisor as the Agent, any Co-Collateral Agent or the Tranche A-1 Documentation Agent may reasonably request; and
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(c)          From time to time upon reasonable request of the Agent, any Co-Collateral Agent or the Tranche A-1 Documentation Agent, conduct and cause the Obligor Advisors to participate, together with financial officers of the Obligors, in status calls with the Agent, each Co-Collateral Agent, the Tranche A-1 Documentation Agent and the Tranche A-1 Lenders to discuss (i) the Cash Flow Forecast and/or any other reports or information delivered pursuant to Section 10.1.16(b) or Section 10.1.17 hereof or otherwise, (ii) the financial operations and performance of the Obligors’ business, or (iii) such other matters relating to the Obligors as the Agent, any Co-Collateral Agent or the Tranche A-1 Documentation Agent (or their respective agents or advisors) shall reasonably request.
provided, however, that the covenants set forth in this Section 10.1.16 shall no longer apply after March 3, 2018.
10.1.17          Cash Flow Forecasts; Cash Flow Reports.  Prepare and deliver to Agent, each Co-Collateral Agent, and the Tranche A-1 Documentation Agent, not later than 2:00 pm on the last Business Day of each week (commencing with the first such day after the Sixth Amendment Closing Date), an updated Cash Flow Forecast, together with a report, in form and substance satisfactory to Agent, containing a comparison for the prior two weeks for each projection set out in the Cash Flow Forecast, and which report shall include explanations for all material variances (including whether such variance is permanent in nature or timing related); provided, however, that, the reporting covenant set forth in this Section 10.1.17 shall no longer apply after March 3, 2018.
10.1.18          Financial Projections; Business Plan.  Prepare and deliver to Agent, each Co-Collateral Agent, and the Tranche A-1 Documentation Agent, on or before November 30, 2017 (or such later date as the Co-Collateral Agents may agree in writing in their sole discretion), the business plan and forecasts prepared by management of the Obligors, including projected balance sheets, income statements, cash flow statements and availability forecasts, each in form and substance reasonably satisfactory to the Co-Collateral Agents, on a fiscal month basis for each fiscal month of the Obligors through the fiscal month ending September 29, 2018.
10.1.19          Inventory Receipts.  Not permit inventory receipts for each week ending as of the dates set forth in the table below, measured on a cumulative basis from and after the Sixth Amendment Closing Date, to be less than the Applicable Inventory Percentage (as set forth in the table below) of the projected cumulative inventory receipts amount for such week(s) set forth in the Obligors’ forecast delivered to the Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent on the Sixth Amendment Closing Date.
Week Ending	Applicable Inventory Percentage

November 4, 2017	80%

November 11, 2017	85%

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November 18, 2017	85%

November 25, 2017	90%
(g)           Section 11.1(c) (Events of Default) of the Loan and Security Agreement is hereby amended by inserting the following new clause (iii) at the end of such paragraph:  “, or (iv) Section 10.1.16, 10.1.17, 10.1.18, or 10.1.19 and such breach or failure is not cured within two (2) calendar days after a Senior Officer of an Obligor has knowledge thereof or receives written notice thereof from Agent, whichever is sooner”.
(h)          The parties agree that the Co-Collateral Agents and the Tranche A-1 Documentation Agent shall be subject to Section 14.11 (Confidentiality) of the Loan and Security Agreement as fully as if they were the “Agent” and “Lenders” specified therein.
2.            Calculation of Excess Availability for FCCR Trigger Event.  Notwithstanding anything to the contrary in the Loan and Security Agreement, as amended hereby, or any other Loan Document and solely for purposes of determining whether an FCCR Trigger Event has occurred and is continuing, from and after the Sixth Amendment Closing Date through and including December 2, 2017, Excess Availability, as of any date of determination, shall mean the result of (a) the Tranche A Borrowing Base as of such date (without giving effect to clause (a) of the definition of Tranche A Borrowing Base, including the application of the text “the lesser of” preceding such clause (a)), minus (b) the sum of (i) the outstanding principal balance of all Tranche A Revolver Loans on such date, (ii) the outstanding amount of LC Obligations on such date, and (iii) the Tranche A-1 Utilization Amount.
3.            Cash Management Arrangements.  Notwithstanding anything to the contrary in the Loan and Security Agreement, as amended hereby, or any other Loan Document, the parties agree that, notwithstanding the definition thereof, from and after the Sixth Amendment Closing Date a Trigger Event Period shall be deemed to have occurred and be continuing until the later of (a) March 3, 2018 and (b) the date on which Excess Availability for a period of sixty (60) consecutive calendar days exceeds 25% of the lesser of (x) the aggregate Commitments at such time and (y) the Aggregate Borrowing Base at such time (other than for purposes of Section 8.1 of the Loan and Security Agreement).
4.            Conditions Precedent.  This Amendment shall become effective as of the date first written above (the “Sixth Amendment Closing Date”) upon the satisfaction of each of the following conditions precedent:
(a)           Amendment.  This Amendment shall have been duly executed and delivered to the Agent by each of the Obligors, the Agent and the undersigned Lenders.
(b)           Borrowing Base Certificate; Excess Availability.  The Agent shall have received a Borrowing Base Certificate (and all supporting documents and schedules) dated as of the Sixth Amendment Closing Date, in form and substance reasonably satisfactory to it and providing a determination of the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base after giving effect to this Amendment, and the Agent shall be satisfied that, both before and after giving effect to any extensions of credit outstanding or to be made on the Sixth Amendment Closing Date, no Default or Event of Default shall then exist.
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(c)           Security Interests.  The Agent and the Lenders shall be satisfied that the Security Documents remain effective to create in favor of the Agent a legal, valid and enforceable first priority (subject only to Permitted Liens entitled to priority under Applicable Law) perfected security interest in and Lien upon the Collateral.
(d)           Fees and Expenses.  The Borrowers shall have paid (i) to the Agent all fees that are due and payable to the Agent and the Lenders on the Sixth Amendment Closing Date (including, without limitation, the Amendment Fees referred to below) and (ii) to such other Person(s) as are entitled thereto, all reasonable and documented fees and out-of-pocket expenses to be paid to such Person on the Sixth Amendment Closing Date (including, without limitation, all reasonable and documented fees, out-of-pocket charges and disbursements of counsel to the Agent, each Co-Collateral Agent and the Tranche A-1 Documentation Agent), accounting, appraisal, consulting and other reasonable and documented fees and out-of-pocket expenses to the extent invoiced prior to or on the Sixth Amendment Closing Date.
(e)           No Default, Etc.  Immediately after giving effect to this Amendment and transactions hereunder, including all extensions of credit to be made on the Sixth Amendment Closing Date, (i) no Default or Event of Default shall exist and (ii) the representations and warranties set forth in Section 9 of the Loan and Security Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representation or warranty is already qualified or modified by materiality in the text thereof) as of the Sixth Amendment Closing Date, as though made on and as of such date (except to the extent that such representation or warranty relates to an earlier date or period, in which case as of such earlier date or period).
(f)           Other.  The Agent shall have received such additional documents, instruments and information as are customary for transactions of this type as the Agent may reasonably request to effect the transactions contemplated hereby.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Closing Date specifying its objection thereto.
5.             Representations and Warranties.  Each of the Obligors hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:
(a)           Authorization.  The execution and delivery by each Obligor of this Amendment and all other instruments and agreements required to be executed and delivered by such Loan Party in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”), and the performance by each of the Obligors of any of its obligations and agreements under the Amendment Documents, the Loan and Security Agreement and the other Loan Documents, as amended hereby (i) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be taken by the Obligors and (ii) will not require any consent or approval of any holders of Capital Stock of
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any Obligor, other than those already obtained; (1) contravene the Organic Documents of any Obligor; (2) violate or cause a material default under any Applicable Law or Material Contract; or (3) result in or require the imposition of any Lien (other than Permitted Liens and Liens granted under the Loan Documents) on any Property of any Obligor.
(b)           Enforceability.  Each of this Amendment, the other Amendment Documents, the Loan and Security Agreement and the other Loan Documents, as amended hereby, is a legal, valid and binding obligation of each Obligor party thereto, enforceable against each Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(c)           Governmental Approvals.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Amendment, the other Amendment Documents, the Loan and Security Agreement, as amended hereby, or the consummation by the Obligors of the transactions among the parties contemplated hereby and thereby or referred to herein.
(d)           Representations and Warranties.  Immediately after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan and Security Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representation or warranty is already qualified or modified by materiality in the text thereof) as of the Sixth Amendment Closing Date, as though made on and as of such date (except to the extent that such representation or warranty relates to an earlier date or period, in which case as of such earlier date or period).
(e)           No Material Adverse Effect.  Since January 28, 2017, there have been no changes in the financial condition of any Obligor or Subsidiary that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
6.             Amendment Fees.  In consideration of the Agent and the undersigned Lenders entering into this Amendment, the Borrowers agree to pay to the Agent, (i) for the ratable benefit of the Consenting Tranche A Lenders consenting to this Amendment by 1:30 p.m. (Boston time) on October 24, 2017, a fee in an amount equal to 10 basis points on the Tranche A Revolver Commitment of each such Consenting Tranche A Lender and (ii) for the ratable benefit (based on their respective Tranche A-1 Revolver Commitments) of the Consenting Tranche A-1 Lenders consenting to this Amendment by 1:30 p.m. (Boston time) on October 24, 2017, a fee in an aggregate amount equal to $1,500,000 (such fees, the “Amendment Fees”).  The Amendment Fees shall be fully earned and due and payable in full on the Sixth Amendment Closing Date.  Once paid, the Amendment Fees shall not be refundable for any reason whatsoever.
7.            Survival of Representations and Warranties.  All representations and warranties made in this Amendment or in any other Loan Document shall survive the execution and delivery of this Amendment.  Such representations and warranties have been or will be relied upon by the Agent and each Lender, regardless of any investigation made by the Agent or any Lender or on their behalf and notwithstanding that the Agent or any Lender may have had notice
11

or knowledge of any Default at the time of any extension of credit under the Loan and Security Agreement, and shall continue in full force and effect as long as any Loan or any other Obligation under the Loan and Security Agreement or any other Loan Document shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
8.            Amendment as Loan Document.  This Amendment constitutes a “Loan Document” under the Loan and Security Agreement.
9.            Amendment of Loan and Security Agreement.  On the Sixth Amendment Closing Date, this Amendment shall amend the Loan and Security Agreement.  On the Sixth Amendment Closing Date, the rights and obligations of the parties evidenced by the Loan and Security Agreement shall be evidenced by the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, and the grant of a security interest in the Collateral by the relevant Obligors under the Loan and Security Agreement and the other Loan Documents shall continue under but as amended by this Amendment, and shall not in any event be terminated, extinguished or annulled but shall hereafter be governed by the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents.  All references to the Loan and Security Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Loan and Security Agreement as amended by this Amendment.  Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Loan and Security Agreement, which shall remain in full force and effect, except as modified hereby.
10.           Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
11.           Execution.  This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or electronic transmission (including .pdf file), and they shall have the same force and effect as manually signed originals.  The Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness or any facsimile or electronic transmission signature.
12.           Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Agent or any Lender may have under the Loan and Security Agreement, under any other Loan Document (except as expressly set forth herein) or under Applicable Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.
12

13.           Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 13.  Each of the Guarantors hereby further acknowledges that the Borrowers, the Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.
14.           Reaffirmation of Grant of Security Interests, Etc.  Each Obligor hereby reaffirms its grant to Agent, for the benefit of Secured Parties, of a continuing security interest in and Lien upon the Collateral of such Obligor of every kind and nature, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan and Security Agreement and in the other Loan Documents, and each Obligor reaffirms that the Obligations are and shall continue to be secured by the continuing security interest and Lien granted by such Obligor to the Agent, for the benefit of Secured Parties, pursuant to the Loan and Security Agreement and the other Loan Documents.

[Remainder of Page Intentionally Left Blank]

13

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Second Amended and Restated Loan and Security Agreement to be executed and delivered as of the date first above written.

BORROWERS:

THE BON-TON DEPARTMENT STORES, INC.

By:	/s/ Nancy A. Walsh
Name:	Nancy A. Walsh
Title:	Executive Vice President – CFO

CARSON PIRIE SCOTT II, INC.

By:	/s/ Nancy A. Walsh
Name:	Nancy A. Walsh
Title:	Executive Vice President – CFO

BON-TON DISTRIBUTION, LLC

By:	/s/ Nancy A. Walsh
Name:	Nancy A. Walsh
Title:	Executive Vice President – CFO

MCRIL, LLC

By:	/s/ Nancy A. Walsh
Name:	Nancy A. Walsh
Title:	Executive Vice President – CFO

BONSTORES REALTY ONE, LLC

By:	/s/ Nathaniel Adams
Name:	Nathaniel Adams
Title:	VP – General Counsel

BONSTORES REALTY TWO, LLC

By:	/s/ Nathaniel Adams
Name:	Nathaniel Adams
Title:	VP – General Counsel

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

The following Persons are signatories to this Sixth Amendment to Second Amended and Restated Loan and Security Agreement in their capacity as Obligors and not as Borrowers:

THE BON-TON STORES, INC.

By:	/s/ Nancy A. Walsh
Name:	Nancy A. Walsh
Title:	Executive Vice President – CFO

THE BON-TON GIFTCO, LLC

By:	/s/ Nathaniel Adams
Name:	Nathaniel Adams
Title:	VP – General Counsel

BONSTORES HOLDINGS ONE, LLC

By:	/s/ Nathaniel Adams
Name:	Nathaniel Adams
Title:	VP – General Counsel

BONSTORES HOLDINGS TWO, LLC

By:	/s/ Nathaniel Adams
Name:	Nathaniel Adams
Title:	VP – General Counsel

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as Agent, a Co-Collateral Agent and
a Tranche A Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Co-Collateral Agent and a Tranche A Lender

By:	/s/ Ian Maccubbin
Name:	Ian Maccubbin
Title:	Vice President

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

CITIZENS BANK OF PENNSYLVANIA,
as a Tranche A Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Senior Vice President

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

PNC BANK NATIONAL ASSOCIATION,
as a Tranche A Lender

By:	/s/ Patrick M. Cornell
Name:	Patrick M. Cornell
Title:	SVP

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

FIFTH THIRD BANK,
as a Tranche A Lender

By:	/s/ Kristina M. Miller
Name:	Kristina M. Miller
Title:	Senior Vice President

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

TD BANK, N.A.,
as a Tranche A Lender

By:	/s/ Stephen A. Caffrey
Name:	Stephen A. Caffrey
Title:	Vice President

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

SIEMENS FINANCIAL SERVICES, INC.,
as a Tranche A Lender

By:	/s/ Mark Schafer
Name:	Mark Schafer
Title:	Vice President

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

BLUE HILLS BANK,
as a Tranche A Lender

By:	/s/ Yvonne Kizner
Name:	Yvonne Kizner
Title:	SVP – Asset Based Lending

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

WEBSTER BUSINESS CREDIT CORPORATION,
as a Tranche A Lender

By:	/s/ James Cullen
Name:	James Cullen
Title:	SVP

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

CRYSTAL FINANCE LLC,
as a Tranche A-1 Documentation Agent

By:	/s/ Mirko Andric
Name:	Mirko Andric
Title:	Managing Director

CRYSTAL FINANCIAL SPV LLC,
as a Tranche A-1 Lender

By:	/s/ Mirko Andric
Name:	Mirko Andric
Title:	Managing Director

CRYSTAL FINANCIAL SBIC LP,
as a Tranche A-1 Lender

By:	/s/ Matthew J. Governali
Name:	Matthew J. Governali
Title:	Managing Director

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

GOLDMAN SACHS INTERNATIONAL,
as a Tranche A-1 Lender

By:	/s/ Shital Bhatt
Name:	Shital Bhatt
Title:	Authorized Signatory

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

SPECIAL SITUATIONS INVESTING GROUP, INC.,
as a Tranche A-1 Lender

By:	/s/ Daniel Oneglia
Name:	Daniel Oneglia
Title:	Authorized Signatory

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

GORDON BROTHERS FINANCE COMPANY, LLC,
as a Tranche A-1 Lender

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

GACP I, L.P.,
as a Tranche A-1 Lender

By:	/s/ John Ahn
Name:	John Ahn
Title:	President

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

PATHLIGHT CAPITAL LLC,
as a Tranche A-1 Lender

By:	/s/ Katie Hendricks
Name:	Katie Hendricks
Title:	Director

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

SPECIAL VALUE CONTINUATION PARTNERS, LP,
as a Tranche A-1 Lender

By:	/s/ Philip Tseng
Name:	Philip Tseng
Title:	Managing Partner

TENNENBAUM ENHANCED YIELD OPERATING I, LLC,
as a Tranche A-1 Lender

By:	/s/ Philip Tseng
Name:	Philip Tseng
Title:	Managing Partner

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]

TACTICAL VALUE SPN - GLOBAL DIRECT LENDING L.P.,
as a Tranche A-1 Lender

By:	/s/ Jerry Capria
Name:	Jerry Capria
Title:	Authorized Signatory

KKRLP II GERMAN FUNDING LLC,
as a Tranche A-1 Lender

By:	/s/ Jerry Capria
Name:	Jerry Capria
Title:	Authorized Signatory

KKR - VRS CREDIT PARTNERS L.P.,
as a Tranche A-1 Lender

By:	/s/ Jerry Capria
Name:	Jerry Capria
Title:	Authorized Signatory

CORPORATE CAPITAL TRUST, INC.,
as a Tranche A-1 Lender

By:	/s/ Jerry Capria
Name:	Jerry Capria
Title:	Authorized Signatory

[Bon-Ton – Sixth Amendment to Loan and Security Agreement]